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                            FIRST UNION REAL ESTATE EQUITY and MORTGAGE INVESTMENTS                                 Exhibit 99.1
                            -------------------------------------------------------
                              Proforma Combined Balance Sheet as of March 31, 1999
                                                (in thousands)

                                                                                                                     Proforma
                                                                              March 31, 1999       Adjustments    March 31, 1999
                                                                              --------------       -----------    --------------

ASSETS
Investments in real estate
  Land                                                                          $ 122,937             (19,315)       $ 103,622
  Buildings and improvements                                                      657,465            (120,616)         536,849
                                                                                ---------            --------        ---------
                                                                                  780,402            (139,931)         640,471
  Less - Accumulated depreciation                                                (165,466)             38,221         (127,245)
                                                                                ---------            --------        ---------
    Total investments in real estate                                              614,936            (101,710)         513,226

Investment in joint venture                                                         1,733                                1,733

Mortgage loans and notes receivable                                                 5,493                                5,493


Other assets
  Cash and cash equivalents - unrestricted                                         16,947                               16,947
                            - restricted                                           15,561                               15,561
  Accounts receivable and prepayments                                              11,189               1,280           12,469
  Inventory                                                                         2,839                                2,839
  Goodwill, net                                                                    45,806                               45,806
  Management and lease agreements, net                                              1,288                                1,288
  Deferred charges and other, net                                                   6,978                (561)           6,417
  Unamortized debt issue costs                                                      8,239                (334)           7,905
  Other                                                                             6,246                                6,246
                                                                                ---------            --------        ---------
    Total assets                                                                $ 737,255            (101,325)       $ 635,930
                                                                                =========            ========        =========
LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
  Mortgage loans                                                                $ 332,569             (37,523)       $ 295,046
  Notes payable                                                                    79,039             (23,210)          55,829
  Senior notes                                                                     12,538                               12,538
  Bank loans                                                                      114,014             (64,385)          49,629
  Accounts payable and accrued liabilities                                         40,407              (1,039)          39,368
  Deferred obligations                                                             10,597                               10,597
  Deferred capital gains and other deferred income                                  1,811                                1,811

                                                                                ---------            --------        ---------
    Total liabilities                                                             590,975            (126,157)         464,818
                                                                                ---------            --------        ---------

Minority interest                                                                   1,047                                1,047

Shareholders' equity
  Preferred shares of beneficial interest, $25 liquidation preference,
    2,300,000 shares authorized and 1,349,000 outstanding                          31,737                               31,737
  Shares of beneficial interest, $1 par, unlimited authorization, outstanding      31,376                               31,376
  Paid-in capital                                                                  84,098              24,832          108,930
  Foreign currency translation adjustment                                          (1,978)                              (1,978)
                                                                                ---------            --------        ---------
    Total shareholders' equity                                                    145,233              24,832          170,065
                                                                                ---------            --------        ---------
                                                                                $ 737,255            (101,325)       $ 635,930
                                                                                =========            ========        =========

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The accompanying notes are an integral part of these statements